UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2002

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated August 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-C.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-03                 76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Centex Home Equity Loan Trust 2002-C (the "Certificates").

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee. On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2002 as Exhibit 99.1.

CHEC FUNDING LLC
Centex Home Equity Loan Trust 2002-C
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein




Date:  November 25, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         November 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  November 25, 2002


                                       Centex Home Equity Loan Trust 2002-C
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               November 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1     69,000,000.00      66,085,895.80   2,827,581.68    131,621.08   2,959,202.76    0.00         0.00       63,258,314.12
AF_2     18,000,000.00      18,000,000.00           0.00     43,050.00      43,050.00    0.00         0.00       18,000,000.00
AF_3     40,000,000.00      40,000,000.00           0.00    118,666.67     118,666.67    0.00         0.00       40,000,000.00
AF_4     60,800,000.00      60,800,000.00           0.00    226,986.67     226,986.67    0.00         0.00       60,800,000.00
AF_5      5,800,000.00       5,800,000.00           0.00     23,731.67      23,731.67    0.00         0.00        5,800,000.00
AF_6     21,000,000.00      21,000,000.00           0.00     78,750.00      78,750.00    0.00         0.00       21,000,000.00
AV      263,900,000.00     256,819,965.46   5,273,766.60    471,050.62   5,744,817.22    0.00         0.00      251,546,198.86
M_1      42,050,000.00      42,050,000.00           0.00     89,800.11      89,800.11    0.00         0.00       42,050,000.00
M_2      26,100,000.00      26,100,000.00           0.00     66,975.50      66,975.50    0.00         0.00       26,100,000.00
B_1      26,100,000.00      26,100,000.00           0.00     83,831.75      83,831.75    0.00         0.00       26,100,000.00
B_2       7,250,000.00       7,250,000.00           0.00     24,847.36      24,847.36    0.00         0.00        7,250,000.00
R_1               0.00               0.00           0.00          0.00           0.00    0.00         0.00                0.00
TOTALS  580,000,000.00     570,005,861.26   8,101,348.28  1,359,311.43   9,460,659.71    0.00         0.00      561,904,512.98

AIO_I    90,000,000.00      82,865,000.00           0.00    414,325.00     414,325.00    0.00         0.00       77,879,000.00
AIO_II  120,000,000.00      90,155,000.00           0.00    450,775.00     450,775.00    0.00         0.00       90,155,000.00
X_IO          7,243.94     570,005,861.26           0.00  2,155,556.07   2,155,556.07    0.00         0.00      561,904,512.98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314FJ4        957.76660580   40.97944464    1.90755188    42.88699652          916.78716116      AF_1         2.390000 %
AF_2     152314FK1      1,000.00000000    0.00000000    2.39166667     2.39166667        1,000.00000000      AF_2         2.870000 %
AF_3     152314FL9      1,000.00000000    0.00000000    2.96666675     2.96666675        1,000.00000000      AF_3         3.560000 %
AF_4     152314FM7      1,000.00000000    0.00000000    3.73333339     3.73333339        1,000.00000000      AF_4         4.480000 %
AF_5     152314FN5      1,000.00000000    0.00000000    4.09166724     4.09166724        1,000.00000000      AF_5         4.910000 %
AF_6     152314FP0      1,000.00000000    0.00000000    3.75000000     3.75000000        1,000.00000000      AF_6         4.500000 %
AV       152314 FR6       973.17152505   19.98395832    1.78495877    21.76891709          953.18756673      AV           2.130000 %
M_1      152314 FS4     1,000.00000000    0.00000000    2.13555553     2.13555553        1,000.00000000      M_1          2.480000 %
M_2      152314 FT2     1,000.00000000    0.00000000    2.56611111     2.56611111        1,000.00000000      M_2          2.980000 %
B_1      152314 FU9     1,000.00000000    0.00000000    3.21194444     3.21194444        1,000.00000000      B_1          3.730000 %
B_2      152314 FV7     1,000.00000000    0.00000000    3.42722207     3.42722207        1,000.00000000      B_2          3.980000 %
TOTALS                    982.76872631   13.96784186    2.34364040    16.31148226          968.80088445

AIO_I    N/A              920.72222222    0.00000000    4.60361111     4.60361111          865.32222222      AIO_I        6.000000 %
AIO_II   N/A              751.29166667    0.00000000    3.75645833     3.75645833          751.29166667      AIO_II       6.000000 %
X_IO     N/A                  ########    0.00000000      ########       ########              ########      X_IO         0.000000 %
--------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                                 4 New York Plaza, 6th floor
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

                                       Centex Home Equity Loan Trust 2002-C
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               November 25, 2002
                                           --------------------------


Sec. 7.09(ii)            Distributions Allocable to Principal

                         Group I
                         Scheduled Monthly Payments                                                           234,401.59
                         Curtailments                                                                          28,214.66
                         Prepayments in Full                                                                2,564,965.43
                         Loans Repurchased by Seller                                                                0.00
                         Substitution Amounts                                                                       0.00
                         Net Liquidation Proceeds                                                                   0.00

                         Group II
                         Scheduled Monthly Payments                                                           184,350.36
                         Curtailments                                                                         396,973.36
                         Prepayments in Full                                                                4,692,442.88
                         Loans Repurchased by Seller                                                                0.00
                         Substitution Amounts                                                                       0.00
                         Net Liquidation Proceeds                                                                   0.00

                         Subordination Increase Amount                                                              0.00
                         Excess Overcollateralization Amount                                                        0.00

Sec. 7.09(iv)            Class Interest Carryover Shortfall
                         Class AF-1                                                                                 0.00
                         Class AF-2                                                                                 0.00
                         Class AF-3                                                                                 0.00
                         Class AF-4                                                                                 0.00
                         Class AF-5                                                                                 0.00
                         Class AF-6                                                                                 0.00
                         Class AV                                                                                   0.00
                         Class M-1                                                                                  0.00
                         Class M-2                                                                                  0.00
                         Class B-1                                                                                  0.00
                         Class B-2                                                                                  0.00

Sec. 7.09(v)             Class Principal Carryover Shortfall
                         Subordinate Certificates
                         Class M-1                                                                                  0.00
                         Class M-2                                                                                  0.00
                         Class B-1                                                                                  0.00
                         Class B-2                                                                                  0.00

Sec. 7.09(vi)            Aggregate Loan Balance of Each Group
                         Group I Beginning Aggregate Loan Balance                                         211,685,895.80
                         Group I Ending Aggregate Loan Balance                                            208,858,314.12

                         Group II Beginning Aggregate Loan Balance                                        358,319,965.46
                         Group II Ending Aggregate Loan Balance                                           353,046,198.86

Sec. 7.09(vii)           Overcollateralization
                         Total Overcollateralization Amount                                                         0.00
                         Total Required Overcollateralization Amount                                                0.00

Sec. 7.09(viii)          Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information
Sec. 7.09(ix)            Substitution Amounts
                         Group I                                                                                    0.00
                         Group II                                                                                   0.00

Sec. 7.09(ix)            Loan Purchase Price Amounts
                         Group I                                                                                    0.00
                         Group II                                                                                   0.00

Sec. 7.09(x)             Weighted Average Net Coupon Rate
                         Group I                                                                                9.5453 %
                         Group II                                                                               9.0292 %

Sec. 7.09(xi)            Monthly Remittance Amount
                         Group I                                                                            4,511,919.37
                         Group II                                                                           7,970,382.16

Sec. 7.09(xiii)          Weighted Average Gross Margin - Group II Loans                                         9.0706 %

Sec. 7.09(xiv)           Largest Loan Balance
                         Group I                                                                              650,664.20
                         Group II                                                                             599,007.34

Sec. 7.09(xv)            Basic Principal Amount
                         Group I                                                                            2,827,581.68
                         Group II                                                                           5,273,766.60

Sec. 7.09(xvi)           Net Wac Cap Carryover Paid
                         Group I                                                                                    0.00
                         Group II                                                                                   0.00

Sec. 7.09(xvi)           Remaining Net Wac Cap Carryover
                         Group I                                                                                    0.00
                         Group II                                                                                   0.00

Sec. 7.09(xviii)         Net Wac Cap
                         Group I                                                                                  7.20 %
                         Group II                                                                                 7.28 %

Sec. 7.09(xix)           Applied Realized Loss Amounts
                         Subordinate Certificates
                         Class M-1                                                                                  0.00
                         Class M-2                                                                                  0.00
                         Class B-1                                                                                  0.00
                         Class B-2                                                                                  0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                                Group 1
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                        55             2,758,713.25                  1.32 %
                                               2 Month                        21             1,037,696.76                  0.50 %
                                               3 Month                         5               172,395.13                  0.08 %
                                               Total                      81                 3,968,805.14                  1.90 %
                                                Group 2
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                        75             6,557,924.42                  1.86 %
                                               2 Month                        29             2,710,173.54                  0.77 %
                                               3 Month                         6               551,330.75                  0.16 %
                                                Total                        110             9,819,428.71                  2.79 %


                                                Group Totals
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                       130             9,316,637.67                  1.66 %
                                               2 Month                        50             3,747,870.30                  0.67 %
                                               3 Month                        11               723,725.88                  0.13 %
                                                Total                        191            13,788,233.85                  2.46 %

Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                          1               16,194.33                  0.01 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                          1               43,971.74                  0.01 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          2               60,166.07                  0.01 %

Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                         10              589,001.82                  0.28 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                         16            1,557,387.18                  0.44 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                         26            2,146,389.00                  0.38 %

Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                                              194.00
                         Balance of Balloon Loans                                                                      13,180,240.87

Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans

                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00                  0.00 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00                  0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00                  0.00 %

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                                   0.00
                         Group II                                                                                  0.00

Sec. 7.09(b)(vi)         Realized Losses
                         Group I
                         Monthly Realized Losses                                                                   0.00
                         Cumulative Realized Losses                                                                0.00
                         Group II
                         Monthly Realized Losses                                                                   0.00
                         Cumulative Realized Losses                                                                0.00

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                                   0.00
                         Group II                                                                                  0.00

Sec. 7.09(b)(viii)       60+ Delinquency Percentage (Rolling Three Month)                                      0.3902 %

Sec. 7.09(b)(ix)         Cumulative Loss Percentage
                         Cumulative Realized Losses Since Cut-Off Date                                             0.00
                         Aggregate Loan Balance as of the Cut-Off Date                                   580,007,243.94
                         Cumulative Loss Percentage                                                              0.00 %

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                               NO

                         1-Month LIBOR for Current Distribution Date                                           1.8300 %
